                                                                   EXHIBIT 99.10

                        PINNACLE WEST CAPITAL CORPORATION
   NON-GAAP MEASURE RECONCILIATION - OPERATING INCOME (GAAP MEASURE) TO GROSS
                           MARGIN (NON-GAAP MEASURE)
                                 (in thousands)


                                                                      THREE MONTHS ENDED            Pretax        After Tax
                                                                            JUNE 30,               Increase       Increase
                                                                      2005           2004         (Decrease)     (Decrease)
                                                                    ---------      ---------      ----------     ----------
RECONCILIATION OF REGULATED ELECTRICITY SEGMENT GROSS MARGIN
Operating Income (closest GAAP measure)                             $ 178,627      $ 123,167       $ 55,460       $ 33,703
Plus:
        Operations and maintenance                                    153,097        138,595         14,502          8,813
        Real estate segment operations                                 68,593         62,217          6,376          3,875
        Depreciation and amortization                                  85,142        102,012        (16,870)       (10,252)
        Taxes other than income taxes                                  34,638         32,308          2,330          1,416
        Other expenses                                                 17,556          7,575          9,981          6,065
        Marketing and trading segment purchased power and fuel         57,593         88,067        (30,474)       (18,519)
Less:
        Real estate segment revenues                                   84,753         66,084         18,669         11,345
        Other revenues                                                 20,259          9,414         10,845          6,591
        Marketing and trading segment revenues                         71,172        110,156        (38,984)       (23,691)
                                                                    ---------      ---------       --------       --------

REGULATED ELECTRICITY SEGMENT GROSS MARGIN                          $ 419,062      $ 368,287       $ 50,775       $ 30,856
                                                                    =========      =========       ========       ========

RECONCILIATION OF MARKETING AND TRADING SEGMENT GROSS MARGIN
Operating Income (closest GAAP measure)                             $ 178,627      $ 123,167       $ 55,460       $ 33,703
Plus:
        Operations and maintenance                                    153,097        138,595         14,502          8,813
        Real estate segment operations                                 68,593         62,217          6,376          3,875
        Depreciation and amortization                                  85,142        102,012        (16,870)       (10,252)
        Taxes other than income taxes                                  34,638         32,308          2,330          1,416
        Other expenses                                                 17,556          7,575          9,981          6,065
        Regulated electricity segment purchased power and fuel        160,590        151,642          8,948          5,438
Less:
        Real estate segment revenues                                   84,753         66,084         18,669         11,345
        Other revenues                                                 20,259          9,414         10,845          6,591
        Regulated electricity segment revenues                        579,652        519,929         59,723         36,294
                                                                    ---------      ---------       --------       --------

MARKETING AND TRADING SEGMENT GROSS MARGIN                          $  13,579      $  22,089       $ (8,510)      $ (5,172)
                                                                    =========      =========       ========       ========

                        PINNACLE WEST CAPITAL CORPORATION
   NON-GAAP MEASURE RECONCILIATION - OPERATING INCOME (GAAP MEASURE) TO GROSS
                           MARGIN (NON-GAAP MEASURE)
                                 (in thousands)


                                                                        SIX MONTHS ENDED            Pretax       After Tax
                                                                            JUNE 30,               Increase       Increase
                                                                       2005          2004         (Decrease)     (Decrease)
                                                                    ---------      ---------      ----------     ----------
RECONCILIATION OF REGULATED ELECTRICITY SEGMENT GROSS MARGIN
Operating Income (closest GAAP measure)                             $ 270,981      $ 207,445       $ 63,536       $ 38,611
Plus:
        Operations and maintenance                                    308,181        275,981         32,200         19,568
        Real estate segment operations                                125,069        109,510         15,559          9,455
        Depreciation and amortization                                 176,535        203,115        (26,580)       (16,153)
        Taxes other than income taxes                                  69,203         62,638          6,565          3,990
        Other expenses                                                 25,930         16,325          9,605          5,837
        Marketing and trading segment purchased power and fuel        128,402        155,832        (27,430)       (16,669)
Less:
        Real estate segment revenues                                  156,809        116,547         40,262         24,467
        Other revenues                                                 30,394         20,319         10,075          6,123
        Marketing and trading segment revenues                        160,429        198,840        (38,411)       (23,342)
                                                                    ---------      ---------       --------       --------

REGULATED ELECTRICITY SEGMENT GROSS MARGIN                          $ 756,669      $ 695,140       $ 61,529       $ 37,391
                                                                    =========      =========       ========       ========

RECONCILIATION OF MARKETING AND TRADING SEGMENT GROSS MARGIN
Operating Income (closest GAAP measure)                             $ 270,981      $ 207,445       $ 63,536       $ 38,611
Plus:
        Operations and maintenance                                    308,181        275,981         32,200         19,568
        Real estate segment operations                                125,069        109,510         15,559          9,455
        Depreciation and amortization                                 176,535        203,115        (26,580)       (16,153)
        Taxes other than income taxes                                  69,203         62,638          6,565          3,990
        Other expenses                                                 25,930         16,325          9,605          5,837
        Regulated electricity segment purchased power and fuel        239,013        240,253         (1,240)          (754)
Less:
        Real estate segment revenues                                  156,809        116,547         40,262         24,467
        Other revenues                                                 30,394         20,319         10,075          6,123
        Regulated electricity segment revenues                        995,682        935,393         60,289         36,638
                                                                    ---------      ---------       --------       --------

MARKETING AND TRADING SEGMENT GROSS MARGIN                          $  32,027      $  43,008       $(10,981)      $ (6,674)
                                                                    =========      =========       ========       ========